Inventory (Details) - USD ($) $ in Thousands		Dec. 31, 2022	Dec. 31, 2021
Inventory Abstract
Finished products		$ 142,935	$ 157,285
Semi-finished products	[1]	163,805	60,315
Raw materials		68,497	90,087
Auxiliary materials and consumables		115,562	94,564
Inventory provisions		(95,602)	(29,749)
Total		$ 395,197	$ 372,502

[1]	Semi-finished products in December 2022 include the stockpile produced during Aripuanã's commissioning phase in the total amount of USD 40,303. In 2021, the amount of USD 23,009 of the ore stockpile that was included in raw material was reclassified as a semi-finished products.